UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 20, 2009

VLOV INC.

(Exact name of registrant as specified in Charter)

Nevada	000-53155	20-8658254
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

No 1749-1751 Xiangjiang Road
Shishi City, Fujian Province
People’s Republic of China

(Address of Principal Executive Offices)

(86595) 88554555

 (Issuer Telephone Number)

SINO CHARTER INC.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the Registrant’s pro forma financial statements and the related notes filed with this Form 8-K.

In this Form 8-K, references to “we,” “our,” “us,” “VLOV” the “Company” or the “Registrant” refer to VLOV Inc., a Nevada corporation (formerly Sino Charter Inc.).

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on March 20, 2009, the Company changed its name from Sino Charter Inc. to VLOV Inc.  The name change was effected through a parent/subsidiary merger of our wholly-owned subsidiary, VLOV Inc., with and into the Company, with the Company as the surviving corporation.  To effectuate the merger, the Company filed its Articles of Merger with the Nevada Secretary of State and the merger became effective on March 20, 2009.  A copy of the filed Articles of Merger is being filed herewith.  The Company’s board of directors approved the merger which resulted in the name change on March 3, 2008.  In accordance with Section 92A.180 of the Nevada Revised Statutes, shareholder approval of the merger was not required.  On the effective date of the merger, the Company’s name was changed to “VLOV Inc.” and the Company’s Articles of Incorporation were amended to reflect this name change.

Item 8.01.                      Other Events

The Company’s name change to VLOV Inc. became effective with NASDAQ’s Over-the-Counter Bulletin Board at the open of business on March 20, 2009 under the new stock symbol “VLOV”.  Our new CUSIP number is 918258 104.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

3.1	Articles of Merger filed with the Secretary of State of Nevada on March 4, 2009 and which is effective March 20, 2009

3.2	Certificate of Correction filed with the Secretary of State of Nevada on March 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 20, 2009	VLOV Inc. (Registrant)

	By:	/s/ Qingqing Wu
Qingqing Wu
Chief Executive Officer